SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WILHELMINA INTERNATIONAL, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WILHELMINA INTERNATIONAL, INC.
Two Lincoln Centre

5420 Lyndon B Johnson Freeway

Box #25

Dallas, TX 75240

April 28, 2023

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. The Annual Meeting will be held on Wednesday, June 7, 2023, at 4:00 p.m., local time, at Three Lincoln Centre Conference Center, 5430 LBJ Freeway, Suite 350, Dallas, Texas 75240.

We describe in detail the actions we expect to submit to a vote of stockholders at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option before it is exercised at the Annual Meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Wilhelmina International, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark E. Schwarz
Chairman of the Board
and Executive Chairman

WILHELMINA INTERNATIONAL, INC.
Two Lincoln Centre

5420 Lyndon B Johnson Freeway

Box #25

Dallas, TX 75240

_________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 7, 2023

To the Stockholders of Wilhelmina International, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. (the “Company”), will be held on Wednesday, June 7, 2023, at 4:00 p.m., local time, at Three Lincoln Centre Conference Center, 5430 LBJ Freeway, Suite 350, Dallas, Texas 75240, for the following purposes:

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	To conduct an advisory vote on a resolution approving the Company’s compensation of its named executive officers;

3.	To conduct an advisory vote on the frequency of future advisory votes on the Company’s compensation of its named executive officer; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Stockholders of record at the close of business on April 24, 2023, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. If you attend the meeting, you may revoke your proxy and vote in person.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Mark E. Schwarz
Chairman of the Board
and Executive Chairman

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to
Be Held on June 7, 2023

The 2023 Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2022 are available at www.proxyvote.com.

WILHELMINA INTERNATIONAL, INC.
Two Lincoln Centre

5420 Lyndon B Johnson Freeway

Box #25

Dallas, TX 75240

_________________________________

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 7, 2023

This Proxy Statement is furnished by the Board of Directors (the “Board”) of Wilhelmina International, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), in connection with the Board’s solicitation of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Three Lincoln Centre Conference Center, 5430 LBJ Freeway, Suite 350, Dallas, Texas 75240, at 4:00 p.m., local time, on Wednesday, June 7, 2023, or at any adjournment or postponement thereof. This Proxy Statement is first being sent or given to stockholders beginning on or around April 28, 2023.

Questions and Answers About the Annual Meeting and Voting

Q:	Why did I receive this Proxy Statement?

A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on April 24, 2023, the record date for the Annual Meeting (the “Record Date”) and are entitled to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the background and compensation of our directors and executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation (the “Transfer Agent”), you are considered, with respect to those shares, the “stockholder of record.” This Proxy Statement, our 2022 Annual Report on Form 10-K (the “2022 Annual Report”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This Proxy Statement and the 2022 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet. You may not vote these shares in person at the Annual Meeting unless you obtain a proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following matters:

•	Election of seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	An advisory resolution (the “Say-On-Pay Resolution”) approving the Company’s compensation of its executive officers named in this Proxy Statement (the “Named Executive Officers”);

•	An advisory vote on the frequency of future advisory votes on the Company’s compensation of its named executive officers (the “Say-On-Frequency Proposal”);

•	The transaction of such other business as may properly be brought before the Annual Meeting.

The Board recommends a vote “FOR” the election of each of its director nominees, in favor of “EVERY THREE YEARS” with respect to the Say-On-Frequency Proposal and “FOR” each of the other proposals described in this Proxy Statement.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	By proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•	By telephone or the Internet. This is allowed if you are a beneficial owner of shares and your broker, bank or nominee offers this alternative.

•	In person at the Annual Meeting. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a proxy from your broker, bank or nominee. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted, in accordance with the Board’s recommendation, “FOR” the election of each of its director nominees, in favor of “EVERY THREE YEARS” with respect to the Say-On-Frequency Proposal.

Q:	Can my broker vote my shares for me?

A:	Brokers and nominees who have record ownership of shares held in “street name” (i.e., for account holders who are the beneficial owners of the shares) have the discretion to vote such shares on routine matters, but not on other matters. Brokers and nominees will not have discretionary authority to vote on the election of directors or any other proposal described in this Proxy Statement as no “routine matters” are being presented for the approval of shareholders at the Annual Meeting. Please provide voting instructions to your broker or nominee so your vote can be counted towards establishing a quorum at the Annual Meeting and for purposes of registering your vote on any of the proposals.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a broker, bank or nominee), your shares will not be voted.

If your shares are held in street name and you do not provide voting instructions to your broker, bank or nominee, your broker, bank or nominee may nonetheless submit a proxy reflecting a “broker non-vote” for any routine matters to be presented at the Annual Meeting. This year’s Annual Meeting does not contain any “routine” matter for the approval of shareholders; therefore, broker non-votes will neither be voted on, nor counted towards achieving a quorum necessary to determine the outcome of, any matters considered at the Annual Meeting.

Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the advisory vote on the Say-On-Frequency Proposal, you may vote in favor of “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS.”

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. You may not cumulate your votes. Thus, a stockholder is not entitled to cumulate his votes and cast them all for any single nominee or to spread his votes, so cumulated, among more than one nominee. Directors will be elected by a plurality of the votes cast at the Annual Meeting.

With respect to the Say-On-Frequency Proposal, you may vote in favor of “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS.” The advisory vote on the Say-On-Frequency Proposal will be determined by a plurality of the votes cast at the Annual Meeting.

For all other matters to be brought before the meeting, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the Annual Meeting (excluding broker non-votes) will decide the question.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of Common Stock of the Company that you hold. As of the Record Date, there were 5,157,344 shares of Common Stock issued and outstanding.

Q:	What happens if a director nominee does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of any nominee who does not stand. We have no reason to expect that any nominee will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the items of business described in this Proxy Statement, we are not aware of any other business to be brought before the Annual Meeting. If you grant a proxy, the person named as proxy holder will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A majority of the 5,157,344 shares of our common stock issued and outstanding as of the Record Date, represented in person or by proxy, constitutes a quorum at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be postponed or adjourned from time to time until a quorum is obtained.

Q:	How can I attend and vote my shares in person at the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank or nominee (i.e., in street name), you may be required to provide evidence of your ownership (such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership) in order to be admitted to the Annual Meeting.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you hold shares beneficially in street name with a broker, bank or nominee, please follow the voting instructions provided by your broker, bank or nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except (a) as necessary to meet applicable legal requirements, (b) to allow for the tabulation of votes and certification of the vote, and (c) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Q:	How may I obtain a copy of the 2022 Annual Report and other financial information?

A:	A copy of the 2022 Annual Report is enclosed. Stockholders may request another free copy of the 2022 Annual Report and other financial information by contacting us at:

Wilhelmina International, Inc.
Two Lincoln Centre

5420 Lyndon B Johnson Freeway

Box #25

Dallas, TX 75240

Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2022 Annual Report and other financial information at www.wilhelmina.com/investor-relations/.

We will also furnish any exhibit to the 2022 Annual Report if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov.

Q:	What if I have questions for the Transfer Agent?

A:	Please contact the Transfer Agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Securities Transfer Corporation
2901 N. Dallas Parkway, Suite 380
Plano, Texas 75093
Phone: (469) 633-0101

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact us at:

Wilhelmina International, Inc.
Two Lincoln Centre

5420 Lyndon B Johnson Freeway

Box #25

Dallas, TX 75240

Attention: Corporate Secretary

Proposals to be voted on at the annual meeting

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

There are seven nominees for election to the Board at the Annual Meeting to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. All of the nominees currently serve as directors of the Company. Proxies may not be voted with respect to more than seven individuals in the election of directors at the Annual Meeting.

Except where authority to vote for a director has been withheld, the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of the nominee who did not stand. We have no reason to expect that any of the nominees will not stand for election. The election of directors will be determined by a plurality of the shares voted at the Annual Meeting.

The Board recommends a vote “FOR” election of each nominee below.

Nominees for Election to the Board

The following table sets forth information regarding the nominees for election to the Board at the Annual Meeting.

Name	Age	Positions with the Company
Mark E. Schwarz	62	Director and Executive Chairman
Maya Burkenroad	36	Director
Clinton J. Coleman	45	Director
James A. Dvorak	53	Director
Alexander F. Mehr	44	Director
Aimee J. Nelson	45	Nominee
Mark E. Pape	72	Director

Mark E. Schwarz

Mr. Schwarz has served as a director and Chairman of the Board since 2004, and as Executive Chairman since 2012.  Mr. Schwarz was the Company’s Chief Executive Officer from 2007 to 2012.  Since 1993, Mr. Schwarz has indirectly controlled Newcastle Partners, L.P. (“Newcastle LP”), a private investment firm, and served as the Chairman, Chief Executive Officer and Portfolio Manager of its general partner, Newcastle Capital Management, L.P. (“NCM”). Mr. Schwarz presently serves as Chairman of the boards of directors of Hallmark Financial Services, Inc., a specialty property and casualty insurance company, and Rave Restaurant Group, Inc., an operator and franchisor of pizza restaurants. He also serves as a director of various privately held companies. The Board believes that Mr. Schwarz should serve as a director of the Company due to his extensive business and investment expertise, broad director experience and significant direct and indirect shareholdings in the Company. (See, Security Ownership of Certain Beneficial Owners and Management.)

Maya Burkenroad

Ms. Burkenroad has served as a director since April 2021. Since 2019, Ms. Burkenroad has served as the Chief Operating Officer of Retail Ecommerce Ventures, LLC (“REV”), a tech-enabled ecommerce platform that specializes in acquiring and operating iconic retail brands, where she has helped manage the acquisition and operations of more than six major American brands. She also serves as an officer of various of its direct and indirect subsidiaries, including REV Alpha Holdings, LLC (“REVAH”). Previously, she assisted in the launch and operation of MentorBox, a digital self-education startup founded in 2016. The Board believes that Ms. Burkenroad should serve as a director of the Company due to her experience as a business executive and REVAH’s significant beneficial ownership of common stock of the Company. (See, Security Ownership of Certain Beneficial Owners and Management.)

Clinton J. Coleman

Mr. Coleman has served as a director since 2011.  He has since 2017 served as the Chairman and Chief Executive Officer of Novo Labs, Inc., and has since May 2021 served as the President of Synq3, Inc., both companies focused on providing artificial intelligence solutions for managing customer interactions. Previously, he had since 2010 served as the Chief Executive Officer of Bell Industries, Inc., a company primarily engaged in providing information technology services.  Mr. Coleman served as an investment professional with NCM from 2005 to 2017, including as a Managing Director (2012 to 2017) and Vice President (2005 to 2012).  Mr. Coleman is also a director of Rave Restaurant Group, Inc., and served as its interim Chief Executive Officer from July 2016 to January 2017 and from June to November 2012 and served as its interim Chief Financial Officer from July 2006 to January 2007.  Prior to joining NCM, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from 2003 to 2005.  From 2002 to 2003, Mr. Coleman served as an associate with Hunt Investment Group, L.P., a private investment group.  Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS.  The Board believes that Mr. Coleman should serve as a director of the Company due to his experience in investment management and the management of publicly traded and privately held companies engaged in a wide range of industries, as well as his significant transactional experience.

James A. Dvorak

Mr. Dvorak has served as a director since 2011.  Since 2017, Mr. Dvorak has been Senior Vice-President - Investments at Hallmark Financial Services, Inc., a specialty property and casualty insurance company. Mr. Dvorak served as an investment professional with NCM from 2008 to March 2020, including as a Managing Director (2012 to 2020) and Vice President (2008 to 2012). Mr. Dvorak previously served as an investment professional with Dallas-based Falcon Fund Management (2006 to 2007) and Irving, Texas-based Fagan Capital (1999 to 2006). Previously, Mr. Dvorak was with Koch Industries, a diversified energy, chemicals and materials provider, as Chief Financial Officer of a business unit and as a board member of a Koch affiliate. Mr. Dvorak has additional experience as a management consultant with Booz Allen & Hamilton in Chicago, Illinois. The Board believes that Mr. Dvorak should serve as a director of the Company due to his experience as a business executive, professional investor and management consultant, including expertise in strategic planning, business development and financial and operational analysis.

Alexander F. Mehr

Mr. Mehr has served as a director since April 2021. Mr. Mehr was a co-founder of REV and has served as its Chief Executive Officer since its formation in 2019. He also serves as an officer of various of its direct and indirect subsidiaries, including REVAH. Previously, Mr. Mehr was the co-founder and Chief Executive Officer of MentorBox. He was also a co-founder of Zoosk, an online dating platform, and served as its President from its formation in 2007 until 2014, thereafter remaining as a director until its acquisition by Spark Networks in 2019. Prior to his entrepreneurial career, Mr. Mehr utilized his Ph.D. in Mechanical Engineering in designing complex engineering systems, as well as risk and safety management of NASA’s space exploration missions. The Board believes that Mr. Mehr should serve as a director of the Company due to his experience as a business executive and REVAH’s significant beneficial ownership of common stock of the Company. (See, Security Ownership of Certain Beneficial Owners and Management.)

Aimee J. Nelson

Ms. Nelson has served as a director of the Company since June 2022. Since 2020, Ms. Nelson has provided various clients with financial and strategic consulting services through her firm, AJAY Ventures. From January 2020 to June 2020, she was the Chief Financial Officer of Cuisine Global, a plant-based food and lifestyle company. From 2014 to 2018, Ms. Nelson was a Managing Director at Fifth Third Bank, a national bank, where she oversaw a portfolio of corporate lending clients. From 2012 to 2014, she was a consultant to Wild Oats, LLC, a development stage company funded by Yucaipa Companies, overseeing the formation of a joint venture with Daymon Worldwide to launch products through global retail chains. From 2010 to 2011, Ms. Nelson was a finance consultant to Key Development, LLC, a family office. From 1999 to 2010, she worked in various capacities at national banks, including JPMorgan Chase, Compass Bank, Wachovia Bank and Park Cities Bank. Ms. Nelson serves as a director of LuxUrban Hotels, Inc. (formerly CorpHousing Group Inc.), a publicly traded company engaged in the short-term rental of individual and multi-family housing units to guests across major metropolitan cities in the United States. The Board believes that Ms. Nelson should serve as a director of the Company due to her experience as a business executive, including in strategic planning and financial analysis.

Mark E. Pape

Mr. Pape has served as a director since 2011.  Since September 2021, he has served as the Chief Financial Officer of Factory Intelligent Solutions, LLP, the privately-owned parent company of LossExpress, LLP, the provider of total claims loss software solutions for auto insurers. Previously, he had served as the Chairman of the boards of directors of H2Options, Inc., a water conservation design/installation firm, since 2009, and U.S. Rain Group, Inc., a private equity company investing in water conservation opportunities, since 2013.  U.S. Rain Group, Inc. acquired H2Options, Inc. in 2013. He is also currently a director of Hallmark Financial Services, Inc., a specialty property and casualty insurance company. He served as the Chief Financial Officer of Oryon Technologies, Inc., a lighting technology company, from 2010 to 2014, and as a director from May 2012 to January 2014.  Oryon Technologies, Inc. filed a petition under Chapter 11 of the federal Bankruptcy Code in May 2014. Mr. Pape served as a partner at Tatum LLC, an executive services firm, from 2008 to 2009.  From 2005 to 2007, he served as Executive Vice President and Chief Financial Officer at Affirmative Insurance Holdings, Inc., a property/casualty insurance company specializing in non-standard automobile insurance and served on its board of directors and audit committee from 2004 to 2005.  Mr. Pape served as the Chief Financial Officer of HomeVestors of America, Inc., a franchisor of home acquisition services, during 2005; as President and Chief Executive Officer of R.E. Technologies, Inc., a provider of software tools to the housing industry, from 2002 to 2005; as Senior Vice President and Chief Financial Officer of LoanCity.com, a start-up e-commerce mortgage bank, from 1999 to 2001; as Vice President-Planning for Torchmark Corporation, a life/health insurance holding company, from 1998 to 1999; as Senior Vice President and Chief Financial Officer of United Dental Care, Inc., a dental benefits insurance company, from 1995 to 1997; and as Executive Vice President and Chief Financial Officer of American Income Holding, Inc., a life insurance company, from 1991 to 1994. Previously, Mr. Pape was engaged in investment banking from 1979 to 1991 with First City National Bank of Houston, Merrill Lynch Capital Markets Group, the First Boston Corporation and then Bear, Stearns & Co. He began his career in 1974 as an auditor with KPMG LLP. He is a certified public accountant licensed in Texas. The Board believes that Mr. Pape should serve as a director due to his leadership and operational skills developed as a business executive, his background in finance and financial services, and his experience as a director of both private and public companies.

 Family Relationships

There are no family relationships between any of the Company’s directors and executive officers.

Arrangements Regarding Election of Directors

Effective April 1, 2021, Newcastle LP and REVAH entered into a Mutual Support Agreement (the “MSA”) with respect to the election of directors to the Board. Pursuant to the MSA, Newcastle LP and REVAH have agreed to use their commercially reasonable efforts (including the voting of all of their shares) to cause the Board to at all times be comprised of seven directors which include (a) three persons designated by Newcastle LP, and (b) two persons designated by REVAH (subject to reduction to one person if REVAH owns less than 15% of the outstanding shares of the common stock of the Company at any time on or after March 31, 2022). Messrs. Schwarz, Coleman and Dvorak have been elected to the Board as designees of Newcastle LP under the MSA. Mr. Mehr and Ms. Burkenroad have been elected to the Board as designees of REVAH. The MSA will terminate upon the earlier of (i) the written agreement of the parties, or (ii) either Newcastle LP or REVAH becoming the beneficial owner of less than 5% of the outstanding shares of the common stock of the Company.

PROPOSAL NO. 2 – ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-21 promulgated by the SEC thereunder, require the Company to (i) at least once every three years, present to the stockholders a non-binding, advisory vote on a resolution approving the compensation of certain executive officers, and (ii) at least once every six years, present to the stockholders a non-binding, advisory vote on the frequency of future resolutions to approve executive compensation. In accordance with the plurality vote at our 2019 Annual Meeting of Stockholders, the Board has determined to provide the stockholders an opportunity to approve executive compensation every year. Accordingly, at the 2023 Annual Meeting the Board will submit to the stockholders for a non-binding, advisory vote the following Say-On-Pay Resolution:

“RESOLVED, that the stockholders hereby approve the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s 2023 Proxy Statement, including the compensation tables and narrative discussion.”

The advisory vote on the Say-On-Pay Resolution is intended to address the overall compensation of the Company’s executive officers rather than any specific element or amount of compensation. This advisory vote on the Say-On-Pay Resolution is not binding on the Board or the Company. However, the Compensation Committee will consider the results of the advisory vote on the Say-On-Pay Resolution when considering future executive compensation arrangements.

The Board recommends a vote “FOR” approval of the Say-On-Pay Resolution.

PROPOSAL NO. 3 – ADVISORY VOTE ON SAY-ON-FREQUENCY PROPOSAL

As also required by Section 14A of the Exchange Act and Rule 14a-21 promulgated by the SEC, at the Annual Meeting the Board will submit to the shareholders for a non-binding, advisory vote the following Say-On-Frequency Proposal:

“PROPOSED, that the frequency with which the Company shall submit to its shareholders for an advisory vote a resolution approving the compensation of its named executive officers shall be either (select one): (i) every year; (ii) every two years; or (iii) every three years.”

This advisory vote on the Say-On-Frequency Proposal is not binding on the Board or the Company. However, the Board will consider the results of the advisory vote on the Say-On-Frequency Proposal when scheduling future advisory votes on resolutions to approve the compensation of the Company’s named executive officers.

The Board recommends a vote in favor of “EVERY THREE YEARS” on the Say-On-Frequency Proposal.

Corporate Governance

Board Leadership Structure

Our governing documents provide the Board with flexibility to determine the appropriate leadership structure for the Board and the Company, including whether it is appropriate to separate the roles of our Chairman of the Board and our Chief Executive Officer. In making these determinations, the Board considers numerous factors, including the specific needs and strategic direction of the Company and the size and membership of the Board at the time.

Mark E. Schwarz serves as the Executive Chairman of the Company. In such capacity, he functions as both the chairman of the Board and an executive officer with responsibilities for corporate strategy, capital allocation and business acquisitions. Mr. Schwarz is presently serving as the Company’s principal executive officer on an interim basis pending the appointment of a new Chief Executive Officer. When appointed, the Chief Executive Officer of the Company is not expected to be a director. The Company does not have a lead independent director. The Board believes that this leadership structure is appropriate because it permits Mr. Schwarz to provide Board leadership independent of operational management, while still providing the Company the benefit of his business and investment expertise. As a result, the Board believes that all directors are able to objectively evaluate the management and operations of the Company. The Board also believes that, as a result of his significant beneficial ownership of Common Stock, Mr. Schwarz’s role as Executive Chairman enhances the focus of the Board on building stockholder value. (See, Security Ownership of Certain Beneficial Owners and Management.)

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings, at which the Board regularly discusses areas of material risk to the Company (including operational, financial, legal and regulatory, strategic and reputational risks), and at meetings of the Audit Committee. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Director Independence

Annually, as well as in connection with the election or appointment of a new director to the Board, the Board considers the Company’s business and other relationships with each director.  The Board determines whether directors are “independent” under Nasdaq’s listing standards.  The Board has determined that all incumbent directors except Mr. Schwarz are independent under Nasdaq’s listing standards.

Meetings and Committees of the Board of Directors

The Board met six times during 2022 and also approved various matters by unanimous written consent. Each of the directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board, and (b) the total number of meetings of all committees of the Board on which he served. The Company has no policy with respect to directors attending the Annual Meeting of Stockholders. Messrs. Schwarz, Pape and Dvorak were the only incumbent directors present at the Company’s 2022 Annual Meeting of Stockholders.

The Board currently has a separately-designated Audit Committee and Compensation Committee but does not have a separately-designated Nominating Committee. The Audit Committee met six times during the fiscal year ended December 31, 2022. The Compensation Committee met one time during fiscal 2022 and also approved various matters by unanimous written consent.

Audit Committee

The Audit Committee, among other things, meets with our independent registered public accounting firm and management representatives, recommends to the Board appointment of an independent registered public accounting firm, approves the scope of audits and other services to be performed by the independent registered public accounting firm, considers whether the performance of any professional services by the independent registered public accounting firm other than services provided in connection with the audit function could impair the independence of the independent registered public accounting firm, and reviews the results of audits and the accounting principles applied in financial reporting and financial and operational controls. The independent registered public accounting firm has unrestricted access to the Audit Committee and vice versa.

The incumbent Audit Committee is comprised of Mark E. Pape (chairman), James A. Dvorak, and Aimee J. Nelson, each of whom is independent under Nasdaq rules for audit committee members. The Board has determined that Mr. Pape qualifies as an “audit committee financial expert,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has adopted a written Charter of the Audit Committee which is available at www.wilhelmina.com/investor-relations/.

Compensation Committee

The Compensation Committee determines policies and procedures relating to compensation, employee stock options and other benefit plans of executive officers and other key employees. Compensation is determined pursuant to discussions and analysis by the Compensation Committee based on factors that may include a review of the individual’s performance, the scope of responsibility for the applicable position, the experience level necessary for the applicable position, certain peer group compensation levels and the performance of the Company. The Executive Chairman makes recommendations to the Compensation Committee regarding the amount and form of compensation for the Company’s executive officers and other key employees and the Compensation Committee takes such recommendations into account in its review.

The incumbent Compensation Committee is comprised of Mark E. Pape (chairman), Aimee J. Nelson, and Clinton J. Coleman, each of whom is independent under the listing standards of Nasdaq. The Board has adopted a written Charter of the Compensation Committee, which is available at www.wilhelmina.com/investor-relations/.

Full Board Serving Function of Nominating Committee

The Company qualifies as a “controlled company” under Nasdaq rules. In reliance on an exemption to Nasdaq rules for a controlled company, the Company does not maintain a separate nominating committee or require that independent directors comprising a majority of the board select nominees for director.

The Company’s full Board currently serves the function of a nominating committee. The Board believes it is appropriate for the Company not to have a nominating committee at this time because, pursuant to the MSA, stockholders holding over 50% of our outstanding shares have agreed to use their commercially reasonable efforts (including the voting of all of their shares) to cause the Board to at all times be comprised of seven directors which currently include a total of five nominees directly designated by such holders. (See, Proposal No. 1 - Election of Directors – Arrangements Regarding Election of Directors.) Consequently, as a practical matter, the election of directors to the Board will be controlled by these stockholders for the foreseeable future.

Director Nomination Process

Members of the Board who have been designated by parties to the MSA identify prospective candidates to serve as directors, review candidates’ credentials and qualifications, and interview prospective candidates, in accordance with the terms of the MSA. Subject to the terms of the MSA, the members of the Board also consider and discuss other stockholder recommendations for director nominees. Recommendations for director nominees may come from a wide variety of sources, including stockholders, business contacts, community leaders, other third-party sources and members of management. The Board will initially evaluate any such prospective nominee on the basis of his or her resume and other background information that has been made available to the Board and follow up with the prospective nominee. Except with respect to nominations in accordance with the MSA, the Board does not anticipate that the Company will evaluate nominees differently based on the source of their nomination. While the Board will consider candidates recommended by stockholders as discussed above, it has not adopted formal procedures to be followed by stockholders for submitting such recommendations in light of the nomination provisions of the MSA, which provides for identification and selection procedures with respect to all but two seats on the Board at this time.

The Board seeks to attract director nominees of personal integrity whose diversity of business background and experience will represent the interests of all stockholders. There is no specific requirement for minimum qualifications or skills that candidates must possess. Director candidates are evaluated based on a number of qualifications, including their judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy and risk management skills.

Board Diversity Matrix

The following table sets forth Board level diversity information based on voluntary self-identification of incumbent directors as of April 24, 2023.

Board Diversity Matrix as of April 24, 2023
Total Number of Directors: 7
	Male	Female	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	6	1	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company at Two Lincoln Centre, 5420 Lyndon B Johnson Freeway, Box #25, Dallas, TX 75240, Attn: Corporate Secretary. The Corporate Secretary reviews all messages received and forwards any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board. The Corporate Secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.

Stockholder Proposals

If a stockholder wishes to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2024 Annual Meeting of Stockholders, the proposal must be received in proper form at the Company’s principal executive offices on or before December 27, 2023, in order to have the proposal included in the proxy materials of the Company for such meeting. If a stockholder wishes to submit a proposal at the 2024 Annual Meeting of Stockholders outside the processes of Rule 14a-8 promulgated under the Exchange Act, the stockholder must notify the Company in writing of such proposal on or before March 13, 2024, in order to have that proposal considered at such meeting.

To be in proper form, a stockholder’s notice must include information concerning the proposal. A stockholder who wishes to submit a proposal is encouraged to seek independent counsel with regard to the SEC requirements. The Company may exclude any proposal that does not meet the SEC’s requirements for submitting a proposal, and reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices of intention to submit proposals for or at the Company’s 2024 Annual Meeting of Stockholders should be addressed to the Company at Two Lincoln Centre, 5420 Lyndon B Johnson Freeway, Box #25, Dallas, TX 75240, Attn: Corporate Secretary.

Code of Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that sets forth legal and ethical standards of conduct applicable to all directors, officers and employees of the Company. The Code of Ethics is available on the Company’s website at www.wilhelmina.com/investor-relations/.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews all relationships and transactions with the Company in which our directors or executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.  The Board is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction.  In addition, the Audit Committee reviews and approves or ratifies any related party transaction that is required to be disclosed pursuant to SEC or Nasdaq rules.  In the course of its review and approval or ratification of a related party transaction, the Audit Committee considers: (i) the nature of the related person’s interest in the transaction, (ii) the material terms of the transaction, including, without limitation, the amount and type of transaction, (iii) the importance of the transaction to the related person, (iv) the importance of the transaction to the Company, (v) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company, and (vi) any other matters the Audit Committee deems appropriate. Any member of the Board who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction. (See, Related Party Transactions.)

Compensation of Directors

The Company’s current standard compensation arrangement for non-employee directors permits each non-employee director to elect to receive either (a) an annual cash retainer of $28,000, (b) options to purchase 100,000 shares of the Common Stock at the closing price on the date of grant, or (c) a combination of cash retainer and stock options. During fiscal 2022, each non-employee director elected to receive all of his compensation in cash. The Chairmen of the Audit Committee and the Compensation Committee each receive an additional annual cash retainer of $2,500, and each member of the Audit Committee and Compensation Committee receive an additional annual cash retainer of $1,000. Commencing in the third quarter of 2020, all directors agreed to a temporary 35% decrease from their standard compensation, which decrease ended in the third quarter of 2021 with all directors returning to full compensation.

The following table sets forth information concerning the compensation of the non-employee directors of the Company for the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)[1]	All Other Compensation ($)	Total ($)
Maya Burkenroad	28,000	---	---	28,000
Clinton J. Coleman	29,000	---	---	29,000
James A. Dvorak	29,000	---	---	29,000
Alexander F. Mehr	28,000	---	---	28,000
Mark E. Pape	32,250	---	---	32,250
James C. Roddey	15,750	---	---	15,750
Aimee J. Nelson	15,000			15,000

[1]	As of December 31, 2022, no stock options were outstanding to any of the non-employee directors.

EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s current executive officers.

Name	Age	Positions with the Company
Mark E. Schwarz	62	Director and Executive Chairman (principal executive officer)
James A. McCarthy	45	Chief Financial Officer (principal financial officer)

Mark E. Schwarz

For information on Mr. Schwarz, see “Proposal No. 1 -Election of Directors – Nominees for Election to the Board.”

James A. McCarthy

Mr. McCarthy was appointed Chief Financial Officer of the Company in 2016. Prior to joining the Company, Mr. McCarthy had since 2009 served as the Controller of Orchard Media, Inc., a music, video and film distribution company that was ultimately acquired by a subsidiary of Sony Corporation. Previously, he had since 1999 been a Senior Manager at the international accounting firm of Ernst & Young LLP.

Summary Compensation Table

The following table summarizes the compensation earned during the fiscal years ended December 31, 2022, and 2021, by each person who served as an executive officer of the Company at any time during fiscal 2022 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)[1]	All Other Compensation ($)	Total ($)
Mark E. Schwarz Executive Chairman	2022 2021	150,000 123,750	---	---	---	150,000 123,750
James A. McCarthy Chief Financial Officer	2022 2021	325,000 254,815	40,000 ---	--- 377,435[2]	--- ---	365,000 632,250

1       Reflects the fair value of each stock option estimated on the date of grant using the Black-Scholes option pricing model. Assumptions used in calculating this amount are included in Note 10 to the financial statements included in the Company’s Annual Report Form 10-K. All option awards are exercisable at the fair market value on the date of grant, vest over periods of one to five years and expire ten years from the date of grant. (See, “Executive Officers – Outstanding Equity Awards at Fiscal Year-End Table.”)

2        On October 6, 2021, Mr. McCarthy received four separate grants aggregating the option to purchase 120,000 shares of common stock.  One grant of 30,000 stock options vests in two equal annual installments from the date of grant; another grant of 30,000 stock options vests in three equal annual installments from the date of grant; another grant of 30,000 stock options vests in four equal annual installments from the date of grant; and another grant of 30,000 stock options vests in five equal annual installments from the date of grant.

Employment Agreements

Mr. McCarthy has entered into an employment letter with the Company confirming his at-will employment.  The employment letter provides for a starting base salary of $225,000 per year and a discretionary annual bonus targeted at 30% of base salary based on the achievement of financial, strategic and/or personal goals to be set by the Board of Directors. Mr. McCarthy is eligible to participate in the Company’s 2015 Incentive Plan and is entitled to all other benefits offered by the Company to its employees.  In accordance with the employment letter, Mr. McCarthy was initially granted options to purchase 30,000 shares of the Company’s common stock at an exercise price equal to the fair market value on the date of grant, which stock options vest in five equal annual installments and terminate ten years from the date of grant. Subsequent grants are determined in the discretion of the Board of Directors. In the event Mr. McCarthy’s employment with the Company is terminated without cause, he will be entitled to receive 60 days of base salary. Pursuant to the employment letter, Mr. McCarthy is restricted from competing with the Company for a period of one year from the date of termination and is subject to certain covenants of confidentiality and non-solicitation.

Except as described above, the Company has no plans or arrangements that provide for payment to any Named Executive Officer in connection with the resignation, retirement, or other termination of such Named Executive Officer or a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain information regarding equity awards held by the Named Executive Officers as of December 31, 2022, consisting solely of unexercised stock options.

Name	Number of Securities Underlying Unexercised Options[1]		Option Exercise Price ($)	Option Expiration Date
	Exercisable (#)	Unexercisable (#)
Mark E. Schwarz	---	---	---	---
James A. McCarthy	30,000 30,000 15,000 10,000 7,500 6,000	--- --- 15,000 20,000 22,500 24,000	7.36 6.50 5.43 5.43 5.43 5.43	04/25/2026 05/09/2027 05/09/2028 05/09/2029 05/09/2030 05/09/2031

[1]	Options expiring 04/25/2026, 05/09/2027 and 05/09/2031 vest in five equal annual installments from the date of grant; options expiring 05/09/2030 vest in four equal annual installments from the date of grant; options expiring 05/09/2029 vest in three equal annual installments from the date of grant; and options expiring 05/09/2028 vest in two equal annual installments from the date of grant.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is currently composed of three directors and acts under a written charter approved and adopted by the Board. The Audit Committee reviews its charter on an annual basis. Each of the members is independent as defined by all Nasdaq and SEC requirements. The Board annually reviews the relevant definitions of independence for audit committee members and makes an annual determination of the independence of Audit Committee members.

The Board has determined that Mr. Pape is an “audit committee financial expert,” as defined by SEC rules and regulations. This designation does not impose any duty, obligation or liability that is greater than is generally imposed on a member of the Audit Committee and the Board, and designation as an audit committee financial expert does not affect the duty, obligation or liability of any member of the Audit Committee or the Board.

The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2022. It also discussed with Baker Tilly the matters required to be discussed by Auditing Standard 1301, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from Baker Tilly required by applicable requirements of the PCAOB regarding Baker Tilly’s communications with the Audit Committee concerning independence and the Audit Committee discussed with Baker Tilly that firm’s independence.

The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditor, Baker Tilly, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements to generally accepted accounting principles.

Based on the discussions with Baker Tilly concerning the audit, the financial statement review, and other such matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2022, be included in the Company’s 2022 Annual Report on Form 10-K for filing with the SEC.

Submitted to the Board by the undersigned members of the Audit Committee.

Audit Committee

Mark E. Pape (Chairman)
James A. Dvorak
Aimee J. Nelson

INDEPENDENT AUDITORS

The following table presents fees for professional services rendered by Baker Tilly for the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2022, and 2021, respectively, as well as fees billed for other services rendered by Baker Tilly during each such period.

	Fiscal 2022	Fiscal 2021
Audit Fees[1]	280,000	$224,600
Audit-Related Fees	---	---
Tax Fees	---	---
All Other Fees	---	---
[1]

Represents fees for audit of the financial statements contained in the Company’s Annual Report on Form 10-K, review of financial statements included in its Quarterly Reports on Form 10-Q, and audit of the financial statements of the Company’s 401(k) plan. A portion of the fees attributable to the indicated fiscal year were paid in the subsequent fiscal year.

All services to be performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee.  Limited amounts of services (other than audit, review or attest services) may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting. All of the services performed by Baker Tilly for the 2022 and 2021 fiscal years, respectively, were pre-approved by the Audit Committee. Representatives of Baker Tilly are not expected to be present at the Annual Meeting, to be available to respond to appropriate questions, or to have an opportunity to make a statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date, concerning beneficial ownership of the Common Stock of the Company by (a) any person or group known to beneficially own more than 5% of the Common Stock; (b) each current director, nominee, and current executive officer of the Company; and (c) all current directors and current executive officers as a group.

The information provided in the table is based on the Company’s records, information filed with the SEC and other information provided to the Company. The number of shares beneficially owned by each person or group is determined under SEC rules, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person or group has sole or shared voting or investment power and includes any shares that the person or group has the right to acquire within 60 days after the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, (a) all persons have sole voting and investment power (or share such powers with their spouse) with respect to the shares shown as beneficially owned by them, (b) the mailing address for all persons is the same as that of the Company, and (c) the directors and current executive officers have not pledged as security any of the shares beneficially owned by them.

Beneficial Owner	No. of Shares Beneficially Owned	Percent Of Class
5% Beneficial Owners:
Newcastle Partners, L.P.[1,2] Newcastle Capital Management, L.P.[1] Newcastle Capital Group, L.L.C.[1] NCM Services, Inc.[1] Schwarz 2012 Family Trust[1] Mark E. Schwarz[1]	2,430,725	47.1
REV Alpha Holdings, LLC[2,3] Modell’s Sporting Goods Online, Inc.[3] Retail Ecommerce Ventures, LLC[3] Tai Lopez[3] Alexander F. Mehr[3]	950,000	18.4
Doron Donat[4]	522,955	10.14
Waterfield Holdings, LLC / J. Randall Waterfield[5]	270,151	5.2
Directors, Nominees, and Current Executive Officers:
Mark E. Schwarz[1,2]	2,430,725	47.1
Maya Burkenroad	---	---
Clinton J. Coleman	---	---
James A. Dvorak	---	---
Alexander F. Mehr[2,3]	950,000	18.4
Mark E. Pape	---	---
Aimee J. Nelson	---	---
James C. Roddey	---	---
James A. McCarthy[6]	98,500	*
All directors and executive officers	3,440,725	66.7

*       Less than 1%.

1	All shares are held by Newcastle LP. The general partner of Newcastle LP is NCM, the general partner of NCM is Newcastle Capital Group, L.L.C. (“NCG”), the sole member of NCG is NCM Services, Inc. (“NCMS”), the sole shareholder of NCMS is the Schwarz 2012 Family Trust (“Schwarz Trust”) and the sole trustee of the Schwarz Trust is Mark E. Schwarz. Accordingly, each of NCM, NCG, NCMS, the Schwarz Trust, and Mr. Schwarz may be deemed to beneficially own the shares of Common Stock directly owned by Newcastle LP. Each of NCM, NCG, NCM Services, the Schwarz Trust, and Mr. Schwarz disclaims beneficial ownership of the shares held by Newcastle LP except to the extent of their respective pecuniary interest therein.

[2]	Pursuant to the MSA, Newcastle LP and REVAH have agreed to vote their shares in a certain manner with respect to the election of directors of the Company. (See, Proposal No. 1 - Election of Directors – Arrangements Regarding Election of Directors.) Newcastle LP, on the one hand, and REVAH, on the other hand, each disclaim beneficial ownership of shares held by the other.

[3]	As reported in Schedule 13D/A filed August 2, 2021, and various Section 16 filings, and based on information provided to the Company by individual directors, executive officers and beneficial owners. All shares are held by REVAH, which is a wholly-owned subsidiary of Modell’s Sporting Goods Online, Inc., which is a majority-owned subsidiary of Retail Ecommerce Ventures, LLC, which is controlled by Mr. Lopez and Mr. Mehr. Accordingly, each of Retail Ecommerce Ventures, LLC, Modell’s Sporting Goods Online, Inc., Mr. Lopez and Mr. Alexander may be deemed to beneficially own the shares of Common Stock directly owned by REVAH. The address of REV Alpha Holdings, LLC is 1680 Michigan Ave., Suite 700, Miami Beach, Florida 33139.

[4]	As reported in Schedule 13G/A filed October 3, 2022. Mr. Donat’s address is 19102 Harborbridge Lane, Lutz, Florida 33558.

[5]	As reported in Schedule 13G filed May 12, 2022. Waterfield Holdings, LLC’s 4779 Collins Ave, Suite 4405, Miami Beach, FL 33140.

[6]	Consists solely of shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

RELATED PARTY TRANSACTIONS

The Company’s corporate headquarters are located in the offices of NCM. Pursuant to a services agreement, NCM provides the Company the use of facilities and equipment, as well as accounting, legal and administrative services, on a month-to-month basis for a fixed fee of $2,500 per month. The Company paid $30,000 to NCM in each of fiscal 2022 and 2021 pursuant to the services agreement. Mr. Schwarz is the Chairman, Chief Executive Officer and Portfolio Manager of NCM, which is the general partner of Newcastle LP.

SECTION 16(a) REPORTS

The Company's executive officers, directors and beneficial owners of more than 10% of the Common Stock are required to file reports of ownership and changes in ownership of the Common Stock with the SEC. Based solely on the Company’s review of the reports that have been filed by or on behalf of such persons and information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 2022, except for three late Form 4 filings for Retail Ecommerce Ventures, LLC.

Proxy Solicitation

This solicitation of proxies is being made on behalf of the Board and the cost of preparing, assembling and mailing this Proxy Statement is being paid by the Company. In addition to solicitation by mail, Company directors, officers and employees (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies by telephone or other means of communication. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Annual Report

The 2022 Annual Report is being sent with this Proxy Statement to each stockholder. The 2022 Annual Report is also available at www.wilhelmina.com/investor-relations/. However, the 2022 Annual Report is not to be regarded as part of the proxy soliciting materials.

WILHELMINA INTERNATIONAL, INC.
ATTN: MARK E. SCHWARZ
TWO LINCOLN CENTRE,5420 LYNDON B JOHNSON FREEWAY
BOX #25
DALLAS, TX 75240

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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NAME	CONTROL # → 0000000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
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THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Mark E. Schwarz 02) Mark E. Pape 03) Clinton J. Coleman 04) Aimee J. Nelson 05) James A. Dvorak
06) Alexander F. Mehr 07) Maya Burkenroad

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
3. ADVISORY RESOLUTION ON SAY-ON-FREQUENCY PROPOSAL.	☐	☐	☐	☐

NOTE: OTHER BUSINESS: In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

02 0000000000

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report of Stockholders is/are available at www.proxyvote.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
WILHELMINA INTERNATIONAL, INC. TO BE HELD JUNE 7, 2023

The undersigned hereby appoints Mark E. Schwarz and James A. McCarthy, and either of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes either of them to represent and vote, as designated below, all shares of Common Stock of Wilhelmina International, Inc. held of record by the undersigned as of April 24, 2023, at the Annual Meeting of Stockholders to be held on June 7, 2023, or at any adjournment thereof. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS PROPOSED IN ITEM 1, FOR THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION PROPOSED IN ITEM 2, AND IN FAVOR OF THREE YEARS ON THE ADVISORY VOTE ON THE SAY-ON-FREQUENCY PROPOSAL IN ITEM 3.

Continued and to be signed on reverse side

0000613326_2 R1.0.0.6